Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Vision Acquisition II, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Berger, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Berger
David Berger Principal Financial Officer August 12, 2008